FORUM FUNDS

                            WINSLOW GREEN GROWTH FUND

                         Supplement Dated July 16, 2003
                         to Prospectus Dated May 1, 2003


On page 7 in the section entitled "Performance," add a sentence below the performance bar chart to read:

The calendar year-to-date return as of June 30, 2003 was 52.86%.

The third paragraph under the section entitled "The Adviser" and the section entitled "Portfolio Managers" on pages 10 and 11 of the Prospectus are deleted and are replaced by the following information:

As of June 30, 2003, the Adviser had approximately $150 million in assets under management.

PORTFOLIO MANAGERS
Jackson W. Robinson is responsible for the day-to-day management of the Fund. Portfolio management back up services are provided by Matthew Patsky.

JACKSON W. ROBINSON Mr. Robinson, founder and President of Winslow Management Company, has over 26 years of money management experience. Since 1991, Mr. Robinson has focused exclusively on "green" investing. As the Chief Portfolio Manager for Winslow Management Company, Mr. Robinson currently manages environmentally sensitive assets in individual accounts, institutional accounts, and in the Green Century Balanced Fund, a publicly traded mutual fund. While founding Winslow Management in 1984, Mr. Robinson also served as President of Rieger, Robinson & Harrington, an investment management company. Prior to that, Mr. Robinson was an officer and director of Garden Way, Inc. and President of the National Gardening Association, both socially responsible companies. Mr. Robinson began his career in the sales and trading and research departments of Prudential Securities. Mr. Robinson is a graduate of Brown University where he received a B.S. in Political Science. He is a trustee of Suffield Academy, and sits on environmental advisory boards to the University of Massachusetts and the University of Michigan. He is a member of the boards of Jupiter Global Green Investment Trust PLC and the Jupiter European Opportunities Trust PLC, and a director of Spartech Corporation (NYSE: SEH), a plastics company.

MATTHEW W. PATSKY, CFA Mr. Patsky is Vice President and portfolio manager for Winslow Management Company and brings 19 years of investment research experience to the company. Prior to joining Winslow in 2002, Mr. Patsky served as Director of Equity Research for Boston-based Adams, Harkness & Hill, where he supervised 21 research analysts focused on emerging growth technology, healthcare and consumer companies. Mr. Patsky is widely considered to be an expert on the natural products industry and he is recognized as the individual responsible for the development of the "Healthy Living" sector. As an analyst with Adams, Harkness & Hill, he followed underlying trends in our culture, particularly how health-conscious and aging consumers are increasingly turning to natural products. Prior to joining Adams, Harkness & Hill in 1995, Mr. Patsky served as Vice President at Robertson Stephens & Co. Mr. Patsky began his career with Lehman Brothers in 1984 as a sell-side analyst, where he authored over ten industry reports, including the first report ever published by an investment bank on socially responsible investing in 1994. Mr. Patsky received a B.S. from Rensselaer Polytechnic Institute and is a chartered financial analyst (CFA). He is a member of the Association for Investment Management and Research (AIMR) and the Social Venture Network.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE